UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 5, 2009 (October 2, 2009)

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-33774	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road

 Futian, Shenzhen, China, 100020
 (Address of Principal Executive Offices)

(86) 755-83765666

( Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On October 2, 2009, China Security & Surveillance Technology, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain purchasers (the “Purchasers”) pursuant to which the Company will sell a total of 9,359,148 shares of common stock, par value $0.0001 per share (the “Shares”), for an aggregate purchase price of $58,494,675 (the “Purchase Price”).  The Shares are priced at $6.25 per share. The Purchasers will also receive warrants to purchase 2,339,787 Shares at an exercise price of $8.16 (the “Warrants”).  The Warrants are exercisable for one year beginning on the date of the initial issuance of the Warrants. The Shares (including the shares issuable upon exercise of the Warrants) are to be drawn-down off of a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on February 26, 2009.  A prospectus supplement related to the offering will be filed with the SEC.

The foregoing description of the Warrants and the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such documents, copies of the forms of which are attached hereto as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference.

In addition, on October 2, 2009 the Company entered into a closing escrow agreement (the “Escrow Agreement”) with Brean Murray, Carret & Co., LLC as placement agent, and Escrow, LLC, as escrow agent, pursuant to which the placement agent agreed to deposit the Purchase Price received from the Purchasers into escrow to be released upon the occurrence of the events set forth in the Escrow Agreement.  The foregoing description of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of the form of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

In connection with the offering, each of Mr. Guoshen Tu, the Company’s Chairman, Chief Executive Officer and a Director, and Mr. Terence Yap, the Company’s Chief Financial Officer and a Directors, has entered into a lock-up agreement (the "Lock-up Agreements") with Brean Murray, Carret & Co., LLC under which they agreed to certain restrictions on their ability to sell shares of our common stock and other securities that they beneficially own, including securities convertible into or exercisable or exchangeable for our common stock, for a period of 60 days following the closing of the sale of the Shares and the Warrants. The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to such documents, a copies of the form of which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

A copy of the opinion of Pillsbury Winthrop Shaw Pittman LLP, relating to the legality of the Shares and Warrants is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01.

Other Events.

On September 29, 2009, the Company entered into a non-binding term sheet with Citadel Equity Fund Ltd. ("Citadel") relating to the repurchase of Tranche A Zero Coupon Guaranteed Senior Unsecured Convertible Notes in the aggregate principal amount of $50,000,000 issued to Citadel for a one-time cash payment of $47.5 million. The parties expect to close the repurchase on or prior to October 30, 2009. A portion of the proceeds of the offering described under Item 1.01 above will be used for such repurchase.

On October 2, 2009, the Company issued a press release announcing the transaction disclosed in Item 1.01 above and the term sheet with Citadel. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d)             Exhibits

Exhibit No.	Description

4.1	Form of Warrant.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Form of Securities Purchase Agreement, dated October 2, 2009, by and among the Registrant and the investors named therein.

10.2	Form of Escrow Agreement, dated October 2, 2009, by and among the Registrant, Brean Murray, Carret & Co., LLC, and Escrow, LLC.

10.3	Lock-up Agreement, Dated October 2, 2009, by and between Tu Guo Shen and Brean Murray, Carret & Co., LLC.

10.4	Lock-up Agreement, Dated October 2, 2009, by and between Terence Yap and Brean Murray, Carret & Co., LLC.

99.1	Press Release dated October 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: October 5, 2009

/s/ Terence Yap
Name: Terence Yap
Title:   Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Form of Securities Purchase Agreement, dated October 2, 2009, by and among the Registrant and the investors named therein.

10.2	Form of Escrow Agreement, dated October 2, 2009, by and among the Registrant, Brean Murray, Carret & Co., LLC, and Escrow, LLC.

10.3	Lock-up Agreement, Dated October 2, 2009, by and between Tu Guo Shen and Brean Murray, Carret & Co., LLC.

10.4	Lock-up Agreement, Dated October 2, 2009, by and between Terence Yap and Brean Murray, Carret & Co., LLC.

99.1	Press Release dated October 2, 2009.